UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2026

UNIVERSAL SAFETY PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31747	52-0898545
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11407 Cronhill Drive, Suite A, Owings Mills, Maryland 21117

(Address of principal executive offices) (Zip Code)

(410) 363-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	UUU	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation; Change in Fiscal Year.

On August 7, 2026, Universal Safety Products, Inc., a Maryland corporation (the “Company”) filed articles of amendment (the “Articles of Amendment”) to its Articles of Incorporation (the “Articles of Incorporation”), with the Maryland State Department of Assessments and Taxation (the “SDAT”), to (i) effectuate an increase to the number of authorized shares of its common stock, par value $0.01, to 525,000,000 from 20,000,000 (the “Authorized Increase”) and (ii) eliminate super-majority voting requirements (the “Super-Majority Voting Elimination”). As a result of the Super-Majority Voting Elimination, future amendments to the Articles of Incorporation will require the affirmative vote from the holders of a majority of all votes entitled to be cast on the matter.

The Authorized Increase and Super-Majority Voting Elimination were approved by the Company’s board of directors, subject to stockholder approval, on June 12, 2026, and approved by a super-majority vote of the stockholders of the Company at its July 31, 2026 Special Meeting of Shareholders. The Articles of Amendment become effective when the SDAT accepts the filing for record.

The foregoing description of the Articles of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
3.1	Articles of Amendment, dated August 7, 2026.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL SAFETY PRODUCTS, INC.

Dated: August 7, 2026	/s/ Harvey B. Grossblatt
Harvey B. Grossblatt
President and Chief Executive Officer

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